EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MOUNTAIN CREST ACQUISITION CORP. II (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Dong Liu, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 19, 2021

/s/ Dong Liu
Dong Liu
Chief Financial Officer
(Principal Financial and Accounting Officer)